                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 7, 1997





                             METAL MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)




         Delaware                       114836                 94-2835068
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)




                         500 Dearborn Street, Suite 405
                             Chicago, Illinois 60610
                    (Address of principal executive offices)

                                 (312) 645-0700
              (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Acquisition of HouTex Metals Company, Inc.

         On January 7, 1997 (the "Effective Date"), the Registrant, Metal Management, Inc. (the "Company" or the "Registrant"), acquired all of the assets of HouTex Metals Company, Inc., a Texas corporation ("HouTex") by means of a reverse triangular merger in which the Company's wholly owned subsidiary, MTLM Merger, Inc., a Texas corporation ("Sub"), was merged with and into HouTex, with HouTex remaining as the surviving corporation, pursuant to a Merger Agreement dated as of December 10, 1996, as amended by a First Amendment to Merger Agreement dated December 10, 1996 (collectively the "Merger Agreement") among the Company, Sub, HouTex, and the beneficial owners of HouTex's Common Stock (the "Acquisition"). HouTex is a Houston, Texas-based scrap metal dealer. In the Acquisition, the purchase price paid to the former shareholders of HouTex consisted of an aggregate of (i) 475,000 shares of Common Stock of the Company,
(ii) warrants to purchase an aggregate of an additional 250,000 shares of Common Stock of the Company, (iii) promissory notes for an aggregate of $1,655,268 due on April 30, 1997, payable to Mike Melnik and Zalman Melnik (the "Melnik Notes"), (iv) a promissory note for $5,000,000 due on June 30, 1997, payable to Clend Investment Holdings, Ltd. ("Clend"), a British Virgin Islands corporation indirectly controlled by Mike Melnik and Zalman Melnik (the "Clend Note"), and
(v) $750,000 in cash. Under the terms of the Acquisition, former HouTex shareholder Clend, as holder of the Clend Note, also was granted the conditional right to receive warrants for up to an additional 250,000 shares of Common Stock of the Registrant if the Clend Note is not paid in full prior to its maturity date. The holder of the Clend Note also has the option prior to April 30, 1997, to convert up to $1 million of the remaining principal balance of the Clend Note into Common Stock of the Registrant at a price per share equal to 75% of the average closing price of the Registrant's Common Stock over the five trading days immediately preceding the exercise of the option. Under certain conditions, the holder of the Clend Note also has the option to convert prior to April 30, 1997, up to an additional $1 million of the remaining principal balance of the Clend Note into shares of Common Stock of the Registrant at a price per share of either $5.00 or $5.48, depending upon whether the average closing price of the Registrant's stock is either more or less than $7.25 at the time the option is exercised. At the same time as the Melnik Notes are due, on April 30, 1997, in an aggregate amount of $1,655,268, a note in the amount of $405,268 is due to HouTex from the Melniks in payment for certain HouTex assets that were transferred to the Melniks. The cash payments by the Registrant were paid out of general working capital of the Registrant. The amount of consideration paid by the Registrant in the Acquisition was determined in arm's-length negotiations with the shareholders of HouTex. The Registrant also entered into a long-term lease (the "Lease"), with an option to purchase, with respect to approximately 46 acres of real property and improvements in Houston, Texas, on which HouTex's headquarters are located. This Lease is between the Company and an affiliate of the former shareholders of HouTex that owns the real estate and improvements. The purchase option feature of the Lease provides for fixed periods of time during the term of the Lease in which the Registrant can purchase the property for $4 million. The Lease also designates periods during the term of the Lease in which the owner of the property can require the Registrant to purchase the property for $4 million. The earliest that either the Registrant or the owner of the property may cause either the sale or the purchase of the property, respectively, is during the 54th month of the Lease term. The Registrant intends to continue to utilize the leased premises as headquarters for HouTex's scrap metal operations and to continue to utilize the assets of HouTex for scrap metal recycling.

         The Melnik Notes and the Clend Note are secured by 100% of the capital stock of HouTex, which was issued to the Registrant in connection with the closing of the Acquisition. The Registrant is obligated to use its reasonable best efforts to obtain replacement financing adequate to retire the Melnik Notes and the Clend Note prior to their maturity dates. If the Registrant obtains
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such financing prior to April 30, 1997, the Registrant will be required under the Merger Agreement to pay the Melnik Notes and the Clend Note in full within five business days after receipt of the proceeds of such financing. The Merger Agreement further provides that, if the Registrant uses its reasonable best efforts to obtain replacement financing but has not done so before April 30, 1997, the obligations reflected by the Notes and the stock pledge and security agreements entered into by the Registrant shall become non-recourse, and the sole remedy available to the holders of the Melnik Notes and the Clend Note shall be for the holders to exercise their rights under the stock pledge and security agreements and foreclose on the shares of HouTex common stock issued to the Registrant at the closing.

         Prior to the closing of the Acquisition, the Registrant, the Registrant's affiliates, directors, officers, and associates of such directors and officers had no material relationship with HouTex or any of its shareholders, including Mike Melnik, Zalman Melnik or Clend. At the closing of the Acquisition, Mike Melnik was elected to the Board of Directors of the Registrant and Mike Melnik and Zalman Melnik signed five-year employment agreements with the Registrant to serve as Chief Executive Officer and Chief Operating Officer, respectively, of HouTex. Messrs. Mike Melnik and Zalman Melnik were also elected by the Registrant following the closing of the Acquisition to serve on the Board of Directors of HouTex.

         The Registrant has agreed to utilize as much as $4.5 million of a $10 million short-term financing facility obtained through LaSalle National Bank, Chicago, Illinois, ("LaSalle National") to refinance the line of credit financing for HouTex and to provide additional working capital for HouTex. Approximately $3.5 million of this $4.5 million total is structured as a direct line of credit from LaSalle National to HouTex, and the remaining $1.0 million of the $4.5 million total is structured as an unsecured line of credit from the Company to HouTex. (See Item 5. Other Events.)

         The Acquisition is intended to be treated as a purchase for financial accounting purposes.

ITEM 5.  OTHER EVENTS

         On January 7, 1997, the Company and HouTex obtained a $10 million short-term financing facility from LaSalle National. The credit facility consists of a $6.5 million term loan to the Company (the "Company Loan") at an interest rate of LIBOR plus 1.75%, and a revolving credit facility of $3.5 million to HouTex (the "HouTex Loan") at an interest rate of the prime rate plus 1%. Both loans are due June 30, 1997, but they may be extended until September 30, 1997, for a fee of $25,000. The HouTex Loan was secured by a first lien on the assets of HouTex, as well as personal guaranties by certain officers and directors of the Company. The Company Loan was unsecured, except for personal guaranties from certain officers and directors of the Company. The officers and directors guaranteeing the loans to the Company and HouTex have received warrants to purchase an aggregate of 500,000 shares of Common Stock of the Company for a price of $4.00 per share in consideration for making such guaranties. In connection with the Company Loan, the Company made available to HouTex an additional $1 million pursuant to a Revolving Credit Note due contemporaneously with the other loans at an interest rate of the prime rate plus 1%, and subordinated such loan to the HouTex Loan.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Businesses Acquired.

         The Consolidated Financial Statements of HouTex as of June 30, 1996, September 30, 1995, and September 30, 1994, are attached hereto as Exhibit
99.1. A manually signed report of the Registrant's independent accountants relating to the Financial Statements for HouTex is included herewith as
Exhibit 99.2.

         It is impracticable to provide Financial Statements of HouTex as of September 30, 1996, at this time. The Registrant will file the required financial statements within 60 days of the date of this Report.

         (b)  Pro Forma Financial Information.

         It is impracticable to provide pro forma financial information as required by this Item at this time. The Registrant will file the required pro forma financial information within 60 days of the date of this Report.

         (c)  Exhibits.

              2.1 Merger Agreement by and among the Registrant, Sub, HouTex, Mike Melnik, Zalman Melnik, and Clend, dated as of December 10, 1996.

              2.2 First Amendment to Merger Agreement among the Registrant, Sub, HouTex, Mike Melnik, Zalman Melnik and Clend, dated as of December 10, 1996.

              10.1 Guaranty, dated as of January 7, 1997, by certain directors of the Registrant to and for the benefit of LaSalle National (re loan to Registrant).

              10.2 Guaranty, dated as of January 7, 1997, by certain directors of the Registrant to and for the benefit of LaSalle National (re loan to HouTex).

              10.3 Loan Agreement, dated as of January 7, 1997, by and among the Registrant, HouTex and LaSalle National.

              10.4 Revolver Note issued by HouTex to LaSalle National, dated January 7, 1997 ($3.5 million).

              10.5 Security Agreement, dated as of January 7, 1997, by HouTex to and for the benefit of LaSalle National.
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              10.6     Term Note, dated January 7, 1997, issued by the
                       Registrant to LaSalle National ($6.5 million).

              10.7 Subordination Agreement, dated as of January 7, 1997, by and between the Registrant and LaSalle National.

              10.8 Revolving Credit Note, dated as of January 7, 1997, issued by HouTex to the Registrant ($1 million).

              10.9 Security Agreement, dated as of January 7, 1997, by HouTex to and for the benefit of the Registrant.

              10.10 Letter Agreement, dated as of January 7, 1997, by and between the Registrant and HouTex.

              23.1     Consent of Price Waterhouse LLP.

              99.1 Consolidated Financial Statements of HouTex as of June 30, 1996, September 30, 1995, and September 30, 1994.

              99.2 Manually signed report of Price Waterhouse LLP relating to the Financial Statements for HouTex as of June 30, 1996, September 30, 1995, and September 30, 1994.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METAL MANAGEMENT, INC.



Dated: January 21, 1997                     By:  /s/ GERARD M. JACOBS
                                                 -----------------------------
                                                 Gerard M. Jacobs,
                                                 President and Chief Executive
                                                 Officer
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                                  EXHIBIT INDEX

2.1 Merger Agreement by and among the Registrant, Sub, HouTex, Mike Melnik, Zalman Melnik, and Clend, dated as of December 10, 1996.

2.2 First Amendment to Merger Agreement among the Registrant, Sub, HouTex, Mike Melnik, Zalman Melnik and Clend, dated as of December 10, 1996.

10.1 Guaranty, dated as of January 7, 1997, by certain directors of the Registrant to and for the benefit of LaSalle National (re loan to Registrant).

10.2 Guaranty, dated as of January 7, 1997, by certain directors of the Registrant to and for the benefit of LaSalle National (re loan to HouTex).

10.3 Loan Agreement, dated as of January 7, 1997, by and among the Registrant, HouTex and LaSalle National.

10.4 Revolver Note issued by HouTex to LaSalle National, dated January 7, 1997 ($3.5 million).

10.5 Security Agreement, dated as of January 7, 1997, by HouTex to and for the benefit of LaSalle National.

10.6 Term Note, dated January 7, 1997, issued by the Registrant to LaSalle National ($6.5 million).

10.7 Subordination Agreement, dated as of January 7, 1997, by and between the Registrant and LaSalle National.

10.8 Revolving Credit Note, dated as of January 7, 1997, issued by HouTex to the Registrant ($1 million).

10.9 Security Agreement, dated as of January 7, 1997, by HouTex to and for the benefit of the Registrant.

10.10 Letter Agreement, dated as of January 7, 1997, by and between the Registrant and HouTex.

23.1     Consent of Price Waterhouse LLP.

99.1 Consolidated Financial Statements of HouTex as of June 30, 1996, September 30, 1995, and September 30, 1994.

99.2 Manually signed report of Price Waterhouse LLP relating to the Financial Statements for HouTex as of June 30, 1996, September 30, 1995, and September 30, 1994.